Exhibit 99.1

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP MAY 2021

CNS pharmaceuticals 2 Forward - Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of most recent Form 10 - K as updated by any subsequent Form 10 - Q filings . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

CNS pharmaceuticals 3 Investment Highlights • Developing anti - cancer drug candidates for the treatment of primary and metastatic brain and CNS cancer • Two lead programs initially developed by Dr. Waldemar Priebe, Professor of Medicinal Chemistry at The University of Texas MD Anderson Cancer Center • Management team with proven drug development experience with multiple successful approvals Two Lead Programs with Multiple Value Driving Milestones In 2021 Berubicin Novel anthracycline candidate with positive Phase 1 study Entering potentially pivotal study in lead indication, glioblastoma, in Q2 2021 Multiple opportunities access additional indications WP1244 Novel class of DNA - binding agents believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation 2022: Filing IND

CNS pharmaceuticals 4 Oncology Pipeline PRODUCT SPONSOR INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 Berubicin CNS GBM (U.S., adults) Berubicin WPD GBM (Poland, adults) Q2 2021 Berubicin WPD GBM (Poland, pediatric) 2H 2021 Berubicin CNS CNS Lymphoma, Metastatic Lung & Breast 2021 - 2022 WP1244 CNS CNS tumors 2021 - 2022 Potentially Pivotal Q2 2021

CNS pharmaceuticals 5 Distinctive record of business successes and more than 15 years of experience managing the operations, strategies and finances of public and private companies. PRESIDENT & CHIEF EXECUTIVE OFFICER John M. Climaco, Esq Board certified hematologist/medical oncologist with extensive experience in clinical development of novel therapies for the treatment of cancer. Played key roles in the development of many drugs including Gleevec Œ , for which she led global clinical development at Novartis. CHIEF MEDICAL OFFICER Sandra L. Silberman, MD, PhD Over 35 years of drug development experience and responsible for the development of Carboplatin, one of the world’s leading cancer drugs, acquired by Bristol - Myers Squibb and with annual sales of over $500 million. CHIEF SCIENTIFIC OFFICER Donald Picker, PhD Management Team Nearly 20 years of finance and investment banking experience primarily in the healthcare industry including significant M&A transaction experience, experience in raising both public and private capital across the capital structure, and bank debt financing. CHIEF FINANCIAL OFFICER Christopher S. Downs, CPA

CNS pharmaceuticals 6 Dr. Priebe is a Professor of Medicinal Chemistry in the Section of Immunobiology and Drug Carriers in the Department of Bioimmunotherapy at The University of Texas MD Anderson Cancer Center. Dr. Priebe is the inventor of more than 50 patents and the author of more than 200 scientific publications. As the founder or founding scientist of 6 pharmaceutical companies, including three listed on NASDAQ, Dr. Priebe has been integral in advancing several drugs through the pipeline, five of which entered clinical development. Dr. Priebe led the research that formed basis for the development of agents with high brain uptake (BBB crossing) and is the discoverer of our lead drug candidate Berubicin. Waldemar Priebe, PhD Dr. Hsu is fellowship trained and certified by the American Board of Psychiatry and Neurology, with extensive experience in the evaluation and treatment of neurological disorders in cancer patients. He specializes in primary brain tumors as well as brain and spinal cord metastases, cancer neurology and the treatment of chemotherapy neurotoxicity. His most recent research has focused on novel therapies for recurrent primary CNS lymphoma, recurrent glioblastoma multiforme and intralumbar injections for cancer therapy, and he has several patents granted and pending for his treatments. Most uniquely, Dr. Hsu personally treated patients with Berubicin in the Phase 1 clinical trial sponsored by Reata, including one patient with a durable complete response who is still alive today. Sigmund Hsu, MD Scientific Advisors

CNS pharmaceuticals 7 Glioblastoma Multiforme (GBM) 1: https://braintumor.org/take - action/about - gbm/ One of the most aggressive, deadly and treatment - resistant cancers that forms in the brain Current standard of care ineffective in ~60% of patients 12 - 18 months: Average life expectancy 1 Can affect cognition, mood, behavior and organ function 12 – 18 MONTHS Average life expectancy 1 >13,000 New cases in the U.S. each year 1 ~10,000 Deaths in the U.S. annually 1 ~48% Of all primary malignant brain tumors 1

CNS pharmaceuticals 8 x 44% OF PHASE 1 PATIENTS OBTAINED CLINICAL BENEFIT OF STABLE DISEASE OR BETTER x ONE COMPLETE RESPONDER FROM PHASE 1 REMAINS CANCER - FREE APPROXIMATELY 14 YEARS FOLLOWING TREATMENT • Entering potentially pivotal study for the treatment of glioblastoma in Q2 2021 • Entering two 100% grant funded studies in Poland sponsored by partner, WPD Pharmaceuticals • Phase 2: adults - Q2 2021 • Phase 1: pediatric - H2 2021 • Orphan Drug Designation in the U.S. • Redundant manufacturing strategy with production in the U.S. and in Europe • Expansion opportunities into pancreatic & ovarian cancers and lymphomas Lead Compound: Berubicin NOVEL ANTHRACYCLINE CANDIDATE FOR THE TREATMENT OF SEVERAL SERIOUS ONCOLOGY INDICATIONS

CNS pharmaceuticals 9 based on limited clinical data, we believe BERUBICIN IS THE FIRST ANTHRACYCLINE THAT APPEARS TO CROSS THE BLOOD - BRAIN BARRIER AND IS DESIGNED TO CONCENTRATE IN TUMOR TISSUE WITHIN THE BRAIN Berubicin for the Treatment of GBM Mechanism of Action Selective update in tumor tissue and high brain concentration provides potential for limited off - site toxicity Anthracyclines are among the most effective anti - cancer treatments Designed to abrogate transport by MDR - associated ATP Binding Cassette Transporter Proteins Berubicin: Synthetic 4’ - O - Benzylated doxorubicin analog Topoisomerese II Inhibitor Highly cytotoxic Highly lipophillic

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Berubicin Phase 1 Results

Demonstrated Clinical Response in GBM

- 44% subjects demonstrated "stable disease or better[1]"
- One subject remains cancer-free ~14 years following treatment
- Two partial responses with up to 80% tumor shrinkage
- Evidence of improved overall survival beyond median survival rate
- MTD: 7.5 mg/m^2

1. *SD is defined as 0-25% by dimensional product as performed by MacDonald Criteria.*

Complete Response at 6-month Post Treatment*


PRE-TREATMENT
6 MO. POST-TREATMENT
PRE-TREATMENT
6 MO. POST-TREATMENT

* This does not always mean the cancer is cured. Also called a complete remission: www.cancer.gov/publications/dictionaries/cancer-terms/def/complete-response

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Expected to Commence Q2 2021

Potentially Pivotal Study

ADAPTIVE, MULTICENTER, OPEN-LABEL RANDOMIZED STUDY IN ADULT PATIENTS WITH RECURRENT GLIOBLASTOMA MULTIFORME (WHO GRADE IV) AFTER FAILURE OF STANDARD FIRST-LINE THERAPY

~243 SUBJECTS ENROLLED

Randomized: 2:1

BERUBICIN	LOMUSTINE
162 subjects	**81** subjects
7.1 mg/m2 IV infusion for 2 hours for 3 consecutive days followed by 18 days off study drug	Single oral dose of 130 mg/m2 every 6 weeks, or per the full prescribing information

INTERIM ANALYSIS
When 50% of planned subjects reach 6 months in study

- **Dose**
  Berubicin 7.1 mg/m2 IV infusion vs.
  Lomustine 130 mg/m2 oral
- **Clinical Sites**
  ~60 centers across; North America, Europe and Asia Pacific
- **Primary Endpoint**
  Overall Survival (OS)
- **Secondary Endpoints**
  Duration of Response (DoR); Objective Response Rate (ORR); Individual components of the ORR (CR/PR); Progression Free Survival at 6 Mon. (PFS6); Disease Control Rate (DCR); Event Free Survival (EFS); Safety of the recommended Phase 2 dose Pharmacokinetics (PK)

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Adult Study Expected to Commence Q2 2021

Open Label Phase 2 Study in Poland

FULLY GRANT FUNDED ($6M) AT NO COST TO CNS PHARMA
CONDUCTED BY EUROPEAN PARTNER, WPD PHARMACEUTICALS

~60 SUBJECTS ENROLLED

↓

Berubicin

↓

7.1 mg/m2 IV infusion for 2-hours for 3 consecutive days followed by 18 days off study drug

INTERIM ANALYSIS
First 18 patients
Q4 2021-Q1 2022

- **Dose**
  Berubicin 7.1 mg/m2 IV infusion
- **Primary Endpoint**
  Overall Survival (OS)
- **Secondary Endpoints**
  Duration of Response (DoR); Objective Response Rate (ORR); Individual components of the ORR (CR/PR); Progression Free Survival at 6 Mon. (PFS6); Disease Control Rate (DCR); Event Free Survival (EFS); Safety of the recommended Phase 2 dose Pharmacokinetics (PK)

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Expansion Into Other Cancers

INDICATION	PATIENT POPULATION	ESTIMATED SIZE	COMMENTS
Primary Brain Tumors	Relapsed High Grade Gliomas	15,000	Existing data in this population
Brain Metastases - Combination with Radiation Therapy	Small Cell Lung Cancer	56,500	Anthracycline sensitive, but not currently used Patients receive prophylactic radiation to prevent mets
	Non-Small Cell Lung Cancer	56,000	Anthracycline naïve population
	Metastatic Breast Cancer	45,000	Anthracyclines are highly effective against breast cancer and historically used first line Growing trend to treat Her-2+ women with Herceptin without anthracycline to minimize cardiotoxicity Success could drive off-label use in breast cancer patients at risk of developing brain metastases
CNS Lymphoma	2nd Line After Methotrexate Failure	1,200	Accelerated approval opportunity (no 2nd line therapy) Anthracycline sensitive Small population would make trial a challenge

CNS pharmaceuticals

CNS pharmaceuticals 14 WP1244 TECHNOLOGY ORIGINALLY DEVELOPED AND LICENSED FROM THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER • Believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation • Target Indications: • Brain cancers • Pancreatic • Ovarian • Lymphomas • Technology utilizes anthracycline and distamycin - based scaffolds to create small molecule agents • Preclinical studies demonstrated high uptake in the brain with antitumor activity • Sponsored Research Agreement with The University of Texas MD Anderson Cancer Center A DNA - BINDING AGENT REPRESENTING OF POTENTIAL THERAPEUTICS

CNS pharmaceuticals 15 Corporate Overview

CNS pharmaceuticals 16 Financial Snapshot Market Cap 1 ~$46M 1. As of May 16, 2021 NASDAQ: CNSP IPO $9.8M November 7, 2019 Shares Outstanding ~25.4M Average Volume 1 ~318K Cash Balance $11M As of March 31, 2020

CNS pharmaceuticals 17 Value Driving Milestones x Orphan Drug Designation June 2020 x IND Accepted for Berubicin Dec. 2020 • Initiate Potentially Pivotal US Berubicin trial for GBM Q2 2021 • WPD initiates clinical trials in Poland Adults: Phase 2 Q2 2021 Pediatrics: Phase 1 2H 2021 • Interim data from WPD Adult Phase 2 1H 2022

CNS pharmaceuticals 18 Investment Summary DEVELOPING A PIPELINE OF ANTI - CANCER DRUG CANDIDATES FOR THE TREATMENT OF BRAIN CANCERS, AN AREA IN NEED OF NEW INNOVATIONS Multiple value - driving milestones expected throughout 2021 1 Lead program, Berubicin entering 3 clinical trials in 2021, including potentially pivotal study in Q2 2021 2 Berubicin is a novel anthracycline, a class of molecules among the most effective anti - cancer treatments 4 Multiple growth opportunities with WP1244 program and Berubicin expansion into additional indications 3 Interim Berubicin data expected 1H 2022 - (Poland)

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP